UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 2, 2014

TESORO LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 19, 2014, Tesoro Logistics LP (the “Partnership”) entered into a Membership Interest Purchase Agreement (the “MIPA”) with QEP Field Services Company (“QEPFS”), a wholly-owned subsidiary of QEP Resources, Inc. (“QEP Resources”). Pursuant to the MIPA, the Partnership agreed to purchase from QEPFS (the “Acquisition”) all of the limited liability company interests of QEP Field Services, LLC (“QEPFS LLC”), a wholly-owned subsidiary of QEPFS. QEPFS LLC is the direct or indirect owner of assets related to, and entities engaged in, natural gas gathering, transportation and processing in or around the Green River Basin located in Wyoming and Colorado, the Uinta Basin located in eastern Utah, and the portion of the Williston Basin located in North Dakota. QEPFS LLC also holds an approximate 55.8% limited partner interest in QEP Midstream Partners, LP (“QEP Midstream”), consisting of 3,701,750 common units and 26,705,000 subordinated units, and 100% of the limited liability company interests of QEP Midstream’s general partner, QEP Midstream Partners GP, LLC (“QEPM GP”), which itself holds a 2% general partner interest and 100% of the incentive distribution rights in QEP Midstream.

The foregoing description of the MIPA does not purport to be complete and is qualified in its entirety by reference to the full text of the MIPA, which is incorporated herein by reference as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 1 to the Membership Interest Purchase Agreement

On December 2, 2014, the Partnership and QEPFS entered into the Amendment No. 1 to the Membership Interest Purchase Agreement (the “MIPA Amendment”) to amend the MIPA to provide that the Partnership would not acquire QEPFS’ deferred compensation plan as part of the Acquisition and to clarify the transfer time of the employees being acquired as part of the Acquisition.

The foregoing description of the MIPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the MIPA Amendment, which is filed as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Retained Assets Indemnification Agreement

On December 2, 2014, pursuant to the MIPA, the Partnership QEP Resources and QEPFS entered into an Indemnification Agreement (the “Indemnification Agreement”), providing that QEPFS and QEP Resources indemnify the Partnership for any losses or liabilities incurred by the Partnership arising out of QEPFS’ gathering system located in northwestern Louisiana, which was not acquired by the Partnership as part of the Acquisition.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Transition Services Agreement

On December 2, 2014, QEP Resources and the Partnership entered into a Transition Services Agreement (the “TSA”) to govern the transition of QEPFS LLC’s business from QEPFS to the Partnership. Pursuant to the TSA, the Partnership and QEP Resources agree to provide transition services to each other as described in the schedules to the TSA. The fees for such services are also provided in the schedules to the TSA. The transition services provided by the parties range in terms from one month to one year. Unless otherwise extended by the parties, as transition services are terminated or expire, the individual monthly fee for those services will be deducted from the aggregate fees paid by one party to the other, as applicable.

The foregoing description of the TSA does not purport to be complete and is qualified in its entirety by reference to the full text of the TSA, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Guaranty

On December 2, 2014, QEP Resources executed a guaranty (the “Guaranty”) in favor of the Partnership, pursuant to which QEP Resources guarantees all payment and performance obligations of QEPFS under the MIPA and under any other documents executed between QEPFS and the Partnership in connection with the MIPA. QEP Resources’ obligations under the Guaranty are subject to the same limitations and thresholds, or the absence of such limitations, applicable to QEPFS under the MIPA. The Guaranty will remain in place for as long as QEPFS has payment or performance obligations under the MIPA.

The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Guaranty, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

QEP Intercompany Credit Facility

Prior to the completion of the Acquisition, QEPFS LLC and QEP Midstream entered into an unsecured intercompany Credit Agreement dated as of December 2, 2014 (the “QEP Intercompany Credit Facility”) pursuant to which QEPFS LLC (i) agreed to make revolving loans and advances to QEP Midstream in a maximum principal amount outstanding at any time not to exceed $500 million and (ii) loaned approximately $230 million to QEP Midstream for the repayment and termination of QEP Midstream’s then-existing secured credit facility. The maturity date of the QEP Intercompany Credit Facility is August 14, 2018.

The foregoing description of the QEP Intercompany Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the QEP Intercompany Credit Facility, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Credit Agreement

On December 2, 2014, the Partnership entered into a second amended and restated senior secured revolving credit agreement (the “Amended and Restated Credit Agreement”) with Bank of America, N.A., as administrative agent, and a syndicate of banks and financial institutions as lenders. The Amended and Restated Credit Agreement increases total revolving loan availability from $575 million to $900 million and permits the Partnership to request that the availability be increased up to an aggregate of $1,500 million, subject to receiving increased commitments from the lenders. The Amended and Restated Credit Agreement is guaranteed by certain of the Partnership’s subsidiaries (including QEPFS LLC, QEPM GP, QEP Midstream and certain of its subsidiaries (collectively, the “QEP Guaranteeing Subsidiaries”)), and it is secured by substantially all of the assets of the Partnership and certain of its subsidiaries (including the QEP Guaranteeing Subsidiaries, which executed joinders and supplements to subsidiary guaranty and security agreements (the “Credit Agreement Joinders”) after the closing of the Acquisition). The Amended and Restated Credit Agreement is scheduled to mature on December 2, 2019.

Borrowings under the Amended and Restated Credit Agreement will bear interest at either a base rate (3.25% at December 2, 2014), plus the applicable margin, or a Eurodollar rate (0.16% at December 2, 2014 (1M LIBOR)), plus an applicable margin. The applicable margin at December 2, 2014, was 1.25% in the case of the base rate and 2.50% in the case of the Eurodollar rate but will generally vary based upon the Partnership’s Consolidated Leverage Ratio, as defined in the Amended and Restated Credit Agreement.

The Amended and Restated Credit Agreement retains customary affirmative and negative covenants that, among other things, limit or restrict the Partnership’s ability (as well as the ability of the Partnership’s subsidiaries) to:

•	incur additional debt, subject to customary carve outs for certain permitted additional debt, or incur certain liens on assets, subject to customary carve outs for certain permitted liens;

•	make certain cash distributions, provided that it may make quarterly distributions of available cash so long as no default under the Amended and Restated Credit Agreement then exists or would result therefrom, and provided that no more than $100 million may be drawn on the Amended and Restated Credit Agreement to fund such quarterly distributions;

•	dispose of assets in excess of an annual threshold amount;

•	make certain amendments, modifications or supplements to organization documents and material contracts;

•	engage in certain business activities;

•	engage in certain mergers or consolidations and transfers of assets; and

•	enter into non-arm’s-length transactions with affiliates.

The Amended and Restated Credit Agreement retains financial covenants. Under these covenants, the Partnership cannot:

•	permit the ratio of its Consolidated EBITDA, as defined in the Amended and Restated Credit Agreement, to its consolidated interest charges as of the end of any fiscal quarter, for the immediately preceding four quarter period, to be less than 2.50 to 1.00;

•	permit the ratio of its consolidated funded debt to its Consolidated EBITDA as of the end of any fiscal quarter, for the immediately preceding four quarter period, to be (i) greater than 5.50 to 1.00 during a temporary period from the date of consummation of certain acquisitions (as described in the Amended and Restated Credit Agreement) until the last day of the third consecutive quarter following such acquisitions (a “Specified Acquisition Period”), and (ii) except during a Specified Acquisition Period, (x) greater than 5.50 to 1.00 for each fiscal quarter ending on or prior to June 30, 2015; (y) greater than 5.25 to 1.00 for the fiscal quarter ending on September 30, 2015, and (z) greater than 5.00 to 1.00 for each fiscal quarter thereafter; or

•	permit the ratio of its senior consolidated funded debt to its Consolidated EBITDA as of the end of any fiscal quarter, for the immediately preceding four quarter period, to be (i) greater than 3.00 to 1.00 prior to December 31, 2015, (ii) greater than 3.50 to 1.00 at all times on and after December 31, 2015 (except during a Specified Acquisition Period), and (iii) greater than 4.00 to 1.00 during a Specified Acquisition Period.

The foregoing description of the Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Supplemental Indenture and Joinder Agreement

On December 2, 2014, following the completion of the Acquisition, the QEP Guaranteeing Subsidiaries, the Partnership, Tesoro Logistics Finance Corp., a Delaware corporation (together with the Partnership, the “Issuers”), and U.S. Bank National Association, as trustee, entered into a supplemental indenture (the “Supplemental Indenture”), supplementing the indenture dated as of October 29, 2014 (the “Indenture”), pursuant to which the Issuers issued the $500 million aggregate principal amount of 5.50% Senior Notes due 2019 (the “2019 Notes”) and the $800 million aggregate principal amount of 6.25% Senior Notes due 2022 (the “2022 Notes”). Pursuant to the Supplemental Indenture, the QEP Guaranteeing Subsidiaries became guarantors of the Issuers’ obligations under the 2019 Notes and the 2022 Notes. In addition, the QEP Guaranteeing Subsidiaries also executed a Joinder Agreement to the Registration Rights Agreement, dated December 2, 2014 (the “Joinder Agreement”), pursuant to which each of the QEP Guaranteeing Subsidiaries became party to the Registration Rights Agreement, dated as of October 29, 2014 (the “Registration Rights Agreement”), among the Issuers, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representative of the initial purchasers of the 2019 Notes and the 2022 Notes.

The foregoing descriptions of the Supplemental Indenture and Joinder Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Supplemental Indenture and Joinder Agreement, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. The provisions of the Indenture and the Registration Rights Agreement are described in, and copies of those documents are attached to, the Partnership’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on October 29, 2014.

Intercompany Indemnity, Subrogation and Contribution Agreement

On December 2, 2014, in connection with the execution of the Credit Agreement Joinders and the Supplemental Indenture, the Partnership and the QEP Guaranteeing Subsidiaries (other than QEPFS LLC and QEPM GP) (the Partnership and such QEP Guaranteeing Subsidiaries, the “QEPM Contribution Agreement Parties”) entered into the Intercompany Indemnity, Subrogation and Contribution Agreement (the “Intercompany Contribution Agreement”) to provide the QEPM Contribution Agreement Parties with certain limited indemnification rights for their liabilities under the applicable Credit Agreement Joinders and the Supplemental Indenture (and other similar guaranty obligations under certain other indentures entered into by the Issuers) (collectively, the “New Guarantee Obligations”). Pursuant to the terms of the Intercompany Contribution Agreement, the Partnership will indemnify each QEPM Contribution Agreement Party to the extent that the payments made by such QEPM Contribution Agreement Party relating to the New Guarantee Obligations exceed the intercompany financing benefit received by such QEPM Contribution Agreement Party (an “Excess Amount”). The QEPM Contribution Agreement Parties also agreed that, in the event an applicable payment is made by one QEPM Contribution Agreement Party relating to the New Guarantee Obligations and such QEPM Contribution Agreement Party (the “Claiming Subsidiary Guarantor”) shall not have been indemnified by the Partnership for any Excess Amount to the extent provided in the Intercompany Contribution Agreement, then each other QEPM Contribution Agreement Party shall indemnify the Claiming Subsidiary Guarantor for a portion of any such Excess Amount based on its net worth as compared to the aggregate of the respective net worths of all the QEPM Contribution Agreement Parties.

Pursuant to terms of the Intercompany Contribution Agreement, all rights of the QEPM Contribution Agreement Parties under the Intercompany Contribution Agreement and all other rights of indemnity, contribution or subrogation under applicable law or otherwise are fully subordinated and junior in right of payment to the indefeasible payment in full in cash of the obligations under the Amended and Restated Credit Agreement and the obligations under the Indenture and certain other indentures of the Issuers (whichever comes last).

The foregoing description of the Intercompany Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Intercompany Contribution Agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

First Amended and Restated Omnibus Agreement of QEP Midstream

On December 2, 2014, in connection with the Acquisition and pursuant to the MIPA, QEP Midstream, QEPM GP, QEP Midstream Partners Operating, LLC (“QEP Operating”), the Partnership, and Tesoro Logistics GP, LLC (“General Partner”), entered into the First Amended and Restated Omnibus Agreement (the “Amended QEPM Omnibus Agreement”) to amend and restate in its entirety the Omnibus Agreement dated August 14, 2013, among QEP Operating, QEP Midstream, QEPM GP, QEP Resources, and QEPFS. Pursuant to the Amended QEPM Omnibus Agreement, the Partnership replaces QEP Resources and QEPFS as indemnitors under the agreement. Due to the change of control of QEP Midstream arising out of the Acquisition, the Amended QEPM Omnibus Agreement also removes the license granted by QEP Resources and QEPFS to QEP Midstream for the use of their respective marks.

The foregoing description of the Amended QEPM Omnibus Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended QEPM Omnibus Agreement, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Keep-Whole Commodity Fee Agreement

On December 7, 2014, following the completion of the Acquisition, QEPFS LLC, its direct subsidiary Green River Processing, LLC, and its indirect subsidiary QEPM Gathering I, LLC (collectively with Green River Processing, LLC and QEPFS LLC, the “Processors”) entered into the Keep-Whole Commodity Fee Agreement (the “Keep-Whole Commodity Agreement”) with Tesoro Refining & Marketing Company LLC, a wholly owned subsidiary of Tesoro Corporation (“TRMC”). Pursuant to the Keep-Whole Commodity Agreement, the Processors will deliver to TRMC all of the volumes of natural gas liquids produced by the Processors pursuant to their keep-whole natural gas processing agreements. The Processors will further provide handling, transportation and fractionation services related to the natural gas liquids provided to TRMC. In consideration for these services, TRMC will procure and provide the Processors with the residue gas the Processors are required to deliver in accordance with the terms of their keep-whole natural gas processing agreements in addition to paying the Processors a service fee for processing, handling, transporting and fractionating the natural gas liquids. The Processors will pay TRMC a service fee for the services provided by TRMC under the agreement.

The service fees payable by TRMC and the Processors under the Keep-Whole Commodity Agreement will be set forth on Purchase Orders executed by the parties as required in the agreement. The Keep-Whole Commodity Agreement is effective as of December 2, 2014, the closing date of the Acquisition, and has an initial term of 5 years, which will renew automatically for one-year terms thereafter unless otherwise terminated.

The foregoing description of the Keep-Whole Commodity Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Keep-Whole Commodity Agreement, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment No. 1 to Secondment and Logistics Services Agreement

On December 2, 2014, the General Partner and certain of its indirect subsidiaries, entered into an Amendment No. 1 to the Secondment and Logistics Services Agreement (the “Secondment Agreement Amendment”) with TRMC, Tesoro Companies, Inc., Tesoro Alaska Company LLC and the QEP Guaranteeing Subsidiaries, pursuant to which the QEP Guaranteeing Subsidiaries joined as parties to the Secondment and Logistics Services Agreement dated as of July 1, 2014, to provide for the secondment of employees to or from those entities and TRMC, Tesoro Companies, Inc. and Tesoro Alaska Company LLC.

The foregoing description of the Secondment Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Secondment Agreement Amendment, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 2, 2014, the Partnership and QEPFS closed the Acquisition as contemplated by the MIPA for an aggregate purchase price of approximately $2.5 billion, which includes adjustments for working capital and remains subject to post-closing adjustments.

The foregoing description of the MIPA does not purport to be complete and is qualified in its entirety by reference to the full text of the MIPA, which is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Partnership funded the Acquisition in part with the portion of the net proceeds from the issuance of the 2019 Notes that was not used for the $243 million repayment of outstanding borrowings under the Partnership’s revolving credit facility related to the Partnership’s acquisition of three truck terminals, ten storage tanks, two rail loading and unloading facilities on July 1, 2014 and refined products pipeline on September 30, 2014, and the entire net proceeds from the issuance of the 2022 Notes. The proceeds of the 2022 Notes were initially funded into an escrow account on October 29, 2014 and were released on December 2, 2014, concurrent with the consummation of the Acquisition. The 2019 Notes and the 2022 Notes are described in more detail in the Partnership’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on October 29, 2014. The Acquisition was also partly funded with net proceeds from the Partnership’s offering of common units, which closed in October 2014, and with borrowings under the Partnership’s Amended and Restated Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description above under Item 1.01 with respect to the Amended and Restated Credit Agreement and the QEP Intercompany Credit Facility are incorporated in this Item 2.03 by reference.

On December 2, 2014, the Partnership drew approximately $315.0 million under its Amended and Restated Credit Agreement to fund a portion of the Acquisition.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2014, the General Partner, executed the Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of the Partnership (the “LP Agreement Amendment”), which reduces the quarterly distributions made to the holders of the Partnership’s incentive distribution rights with respect to fiscal year 2015 by $2.5 million with respect to each quarter of such fiscal year.

The foregoing description of the LP Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the LP Agreement Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 2, 2014, the Partnership issued a press release announcing the closing of the Acquisition. The press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01	Other Events

As reported in Item 2.01 of this Current Report on Form 8-K, the Partnership acquired 100% of the limited liability company interests of QEPFS LLC, which, among other assets, holds an approximate 55.8% limited partner interest in QEP Midstream consisting of 3,701,750 common units, 26,705,000 subordinated units, and 100% of the limited liability company interests, of QEP Midstream’s general partner, QEPM GP, which itself holds a 2% general partner interest and 100% of the incentive distribution rights of QEP Midstream.

On December 2, 2014, the Partnership delivered a letter to the board of directors of the general partner of QEP Midstream in which it made a non-binding proposal to merge a wholly owned subsidiary of the Partnership with QEP Midstream (the “Proposed Merger”). The Proposed Merger would occur in a unit-for-unit exchange at a ratio of 0.2846 Partnership common units for each outstanding QEP Midstream common unit. The terms of the Proposed Merger will be subject to negotiation, review and approval by the Board and the conflicts committee of the board of directors of the general partner of QEP Midstream. The Proposed Merger will also be subject to approval by QEP Midstream unitholders in accordance with the QEP Midstream partnership agreement. The Partnership cannot predict whether the terms of a potential combination will be agreed upon by the conflicts committee of the board of directors of QEP Midstream, the Board or the unitholders of QEP Midstream or the timing of such agreement, if any.

Forward Looking Statements

This current report on Form 8-K contains certain statements that are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify forward-looking statements by the use of words such as “may,” “should,” “would,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These forward-looking statements include statements concerning the Proposed Merger, including the terms of the Proposed Merger and the approval of the Proposed Merger by QEP Midstream’s conflicts committee, the Board and unitholders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, after the date hereof.

Important Notice to Investors

This Current Report on Form 8-K does not constitute an offer to buy or solicitation of an offer to sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K contains information relating to a proposal that the Partnership has made for a business combination transaction with QEP Midstream. If such proposal is pursued and subject to future developments, the Partnership (and, if a negotiated transaction is agreed upon, QEP Midstream) may file a proxy statement/prospectus and other documents with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF QEP MIDSTREAM ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY PROPOSED TRANSACTION. Any definitive proxy statement (if and when available) will be mailed to unitholders of QEP Midstream. Investors and security holders will be able to obtain free copies of these documents (if and when they become available) and other documents filed with the SEC by the Partnership and/or QEP Midstream through the web site maintained by the SEC at http://www.sec.gov. Free copies of the proxy statement/prospectus (if and when available) and other documents filed with the SEC can also be obtained by directing a request to Investor Relations, Tesoro Logistics LP, 19100 Ridgewood Parkway, San Antonio, Texas 78259 or at the Partnership’s Investor Relations website at http://www.tesorologistics.com.

The Partnership, QEP Midstream and the directors and executive officers of their respective general partners and certain other persons may be deemed to be participants in the solicitation of proxies with respect to the Proposed Merger or any other proposed business combination between the Partnership and QEP Midstream. Information regarding the directors and executive officers of the General Partner is available in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 24, 2014. Information regarding the directors and executive officers of QEPM GP is available in QEP Midstream’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 20, 2014. Other information regarding the participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC (if and when they become available).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(b)	Pro Forma Financial Information.

The financial statements and pro forma financial information required to be filed under Item 9.01 of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 75 days after the closing of the Acquisition.

(d)	Exhibits.

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of October 19, 2014, between Tesoro Logistics LP and QEP Field Services Company (incorporated by reference herein from Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on October 20, 2014).

2.2*	Amendment No. 1 to Membership Interest Purchase Agreement, dated as of December 2, 2014, between Tesoro Logistics LP and QEP Field Services Company. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Amendment No. 1 to the Membership Interest Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the representations and warranties made by the parties to the agreement. The Partnership agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request.

3.1*	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Tesoro Logistics LP, dated as of December 2, 2014, entered into and effectuated by Tesoro Logistics GP, LLC.

4.1*	Supplemental Indenture, dated as of December 2, 2014, among the Partnership, Tesoro Logistics Finance Corp., QEP Field Services, LLC, the other entities party thereto, and U.S. Bank National Association, as trustee.

4.2*	Joinder Agreement to the Registration Rights Agreement, dated as of December 2, 2014, among QEP Field Services, LLC, and the other entities party thereto.

10.1*	Indemnification Agreement, dated as of December 2, 2014, between Tesoro Logistics LP and QEP Field Services Company.

10.2*	Transition Services Agreement, dated as of December 2, 2014, between Tesoro Logistics LP and QEP Resources, Inc.

10.3*	Guaranty, dated as of December 2, 2014, by QEP Resources, Inc., in favor of Tesoro Logistics LP.

10.4*	Credit Agreement, dated as of December 2, 2014, between QEP Field Services, LLC and QEP Midstream Partners, LP.

10.5*	Second Amended and Restated Credit Agreement, dated as of December 2, 2014, among Tesoro Logistics LP, Bank of America, N.A., as administrative agent, L/C issuer and lender, and other lenders party thereto.

10.6*	Intercompany Indemnity, Subrogation and Contribution Agreement, dated as of December 2, 2014, among Tesoro Logistics LP, QEP Midstream Partners, LP, QEP Midstream Partners Operating, LLC, QEPM Gathering I, LLC, Rendezvous Pipeline Company, LLC and Green River Processing, LLC.

10.7*	First Amended and Restated Omnibus Agreement, dated as of December 2, 2014, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, QEP Midstream Partners GP, LLC, QEP Midstream Partners, LP and QEP Midstream Partners Operating, LLC.

10.8*	Amendment No. 1 to Secondment and Logistics Services Agreement, dated as of December 2, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics Operations, LLC, Tesoro Logistics Pipelines LLC, Tesoro High Plains Pipeline Company LLC, Tesoro Logistics Northwest Pipeline LLC, Tesoro Alaska Pipeline Company LLC, QEP Field Services, LLC, QEP Midstream Partners GP, LLC, QEP Midstream Partners Operating, LLC, QEPM Gathering I, LLC, Rendezvous Pipeline Company, LLC and Green River Processing, LLC.

10.9*	Keep-Whole Commodity Fee Agreement, dated as of December 7, 2014, among Tesoro Refining & Marketing Company LLC, QEP Field Services, LLC, QEPM Gathering I, LLC and Green River Processing, LLC.

99.1**	Press release of the Partnership issued on December 2, 2014, announcing the closing of the Acquisition.

*	Filed herewith
**	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2014

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC
its General Partner

By:	/s/ STEVEN M. STERIN
Steven M. Sterin
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of October 19, 2014, between Tesoro Logistics LP and QEP Field Services Company (incorporated by reference herein from Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on October 20, 2014).

2.2*	Amendment No. 1 to Membership Interest Purchase Agreement, dated as of December 2, 2014, between Tesoro Logistics LP and QEP Field Services Company. Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules, exhibits and similar attachments to the Amendment No. 1 to the Membership Interest Purchase Agreement have not been filed with this exhibit. The schedules contain various items relating to the representations and warranties made by the parties to the agreement. The Partnership agrees to furnish supplementally any omitted schedule, exhibit or similar attachment to the SEC upon request.

3.1*	Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Tesoro Logistics LP, dated as of December 2, 2014, entered into and effectuated by Tesoro Logistics GP, LLC.

4.1*	Supplemental Indenture, dated as of December 2, 2014, among the Partnership, Tesoro Logistics Finance Corp., QEP Field Services, LLC, the other entities party thereto, and U.S. Bank National Association, as trustee.

4.2*	Joinder Agreement to the Registration Rights Agreement, dated as of December 2, 2014, among QEP Field Services, LLC, and the other entities party thereto.

10.1*	Indemnification Agreement, dated as of December 2, 2014, between Tesoro Logistics LP and QEP Field Services Company.

10.2*	Transition Services Agreement, dated as of December 2, 2014, between Tesoro Logistics LP and QEP Resources, Inc.

10.3*	Guaranty, dated as of December 2, 2014, by QEP Resources, Inc., in favor of Tesoro Logistics LP.

10.4*	Credit Agreement, dated as of December 2, 2014, between QEP Field Services, LLC and QEP Midstream Partners, LP.

10.5*	Second Amended and Restated Credit Agreement, dated as of December 2, 2014, among Tesoro Logistics LP, Bank of America, N.A., as administrative agent, L/C issuer and lender, and other lenders party thereto.

10.6*	Intercompany Indemnity, Subrogation and Contribution Agreement, dated as of December 2, 2014, among Tesoro Logistics LP, QEP Midstream Partners, LP, QEP Midstream Partners Operating, LLC, QEPM Gathering I, LLC, Rendezvous Pipeline Company, LLC and Green River Processing, LLC.

10.7*	First Amended and Restated Omnibus Agreement, dated as of December 2, 2014, among Tesoro Logistics LP, Tesoro Logistics GP, LLC, QEP Midstream Partners GP, LLC, QEP Midstream Partners, LP and QEP Midstream Partners Operating, LLC.

10.8*	Amendment No. 1 to Secondment and Logistics Services Agreement, dated as of December 2, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics Operations, LLC, Tesoro Logistics Pipelines LLC, Tesoro High Plains Pipeline Company LLC, Tesoro Logistics Northwest Pipeline LLC, Tesoro Alaska Pipeline Company LLC, QEP Field Services, LLC, QEP Midstream Partners GP, LLC, QEP Midstream Partners Operating, LLC, QEPM Gathering I, LLC, Rendezvous Pipeline Company, LLC and Green River Processing, LLC.

10.9*	Keep-Whole Commodity Fee Agreement, dated as of December 7, 2014, among Tesoro Refining & Marketing Company LLC, QEP Field Services, LLC, QEPM Gathering I, LLC and Green River Processing, LLC.

99.1**	Press release of the Partnership issued on December 2, 2014, announcing the closing of the Acquisition.

*	Filed herewith
**	Furnished herewith